Exhibit 99.1

FOR IMMEDIATE RELEASE                           Contact: Jeffrey J. Carfora, COO
                                                          973-669-7366, ext. 207

                    PENNFED FINANCIAL SERVICES, INC. REPORTS
                    ----------------------------------------
                             THIRD QUARTER EARNINGS
                             ----------------------
                         ANNOUNCES PLANS FOR 24th BRANCH

     WEST ORANGE, NJ, April 28, 2004 - PennFed Financial Services, Inc. (NASDQ:PFSB), the $1.8 billion holding company for New Jersey-based Penn Federal Savings Bank, reported earnings of 41 cents per diluted share for the third fiscal quarter ended March 31, 2004 compared to 48 cents per diluted share for the comparable prior year quarter. The March 2004 earnings represent an increase from 40 cents per diluted share for the previous quarter ended December 31, 2003.

     For the first nine months of fiscal 2004, PennFed reported earnings of $1.28 per diluted share, compared to $1.49 per diluted share for the nine months ended March 31, 2003.

     At March 31, 2004, total assets of $1.816 billion were relatively unchanged from June 30, 2003 but up slightly from $1.792 billion at December 31, 2003. During the first six months of fiscal 2004, the effects of accelerated prepayments on loans and the sale of conforming, fixed rate, one- to four-family mortgage loans into the secondary market more than offset total loan originations. At the end of the December 2003 quarter, with a significant slowdown in mortgage loan applications and as a means to invest available cash at higher yields, the Company discontinued its loan sale strategy and began to retain originated one- to four-family loans for portfolio.

                                     -more-

PennFed 3Q-2004
Page 2

     "With the retention of loans in portfolio, reported gains were minimal for the current quarter. However, the Company reported a continuing increase in net interest margin," stated President and Chief Executive Officer Joseph L. LaMonica. For the three months ended March 31, 2004, net interest margin was 2.24%, a 10 basis point improvement from 2.14% for the three months ended December 31, 2003.

     Deposits continue to grow modestly. "Our focus on gathering deposits continues," LaMonica commented. Deposits at Penn Federal's newest branches in the Ironbound section of Newark (opened September 2003) and in Union, New Jersey (opened February 2004) currently total over $15 million and $10 million, respectively. Following the opening of these two new branches, the Bank filed for regulatory approval in early April to open a 24th branch - a full-service branch located in West Caldwell. "The facility is a complement to existing Penn Federal branches in the area and is expected to open in June 2004," said LaMonica.

     For the three months ended March 31, 2004, service charges and other non-interest income showed a decline when compared to the comparable prior year quarter, but an increase when compared to the December 2003 quarter. Fee income associated with loan prepayments and modifications in the March 2004 quarter reflected a decrease when compared to the prior year March 2003 quarter but accelerated slightly when compared to the December 2003 quarter.

     LaMonica stated, "Asset quality during the quarter remained strong. Non-performing assets totaled $2.9 million and represented only 0.16% of total assets at March 31, 2004." Furthermore, the Company's expense ratio also remained strong at 1.47% for the current quarter.

                                     -more-

PennFed 3Q-2004
Page 3

     For the three and nine months ended March 31, 2004, the Company recorded compensation expense related to the Employee Stock Ownership Plan (ESOP) of $1.1 million and $3.0 million, respectively. This compares to $784,000 and $2.3 million for the three and nine months ended March 31, 2003, respectively. The majority of the ESOP expense represents a non-cash valuation adjustment to reflect the value of PennFed stock. The Company will cease recognizing compensation expense related to the ESOP after June 2004, when the ESOP shares will be fully allocated. Modifications to the Bank's existing benefit plans after June 30, 2004 are expected to cost less than 25% of the current expense level of the ESOP.

     The Company continues to employ stock repurchases as a means of utilizing capital. During the March 2004 quarter, the Company was successful in repurchasing 188,500 shares of its outstanding stock at prices ranging from $33.61 to $36.06, for a total cost of $6.5 million. PennFed continues to employ stock repurchases as a means of utilizing capital.

     PennFed stockholders of record as of May 14, 2004 will be paid a cash dividend of $0.10 per share on May 28, 2004. The Company continues to review its dividend policy on a regular basis.

     With its February 2004 opening of a branch in Union, New Jersey, Penn Federal Savings Bank now maintains 23 New Jersey branch offices. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

     This release contains forward-looking statements that are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to certain risks and uncertainties, including, among other things, changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates and

                                     -more-

PennFed 3Q-2004
Page 4

demand for loans in the Company's market area, the relationship of short- term interest rates to long-term interest rates, competition and terrorist acts that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above, as well as other factors, could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

                                       ###

                           NOTE: SEE FINANCIAL TABLES

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)

                                                               March 31,         December 31,        June 30,           March 31,
                                                                 2004                2003              2003               2003
                                                             ------------       -------------       ----------        -----------

Selected Financial Condition Data:
     Cash and cash equivalents                               $    18,897        $    36,737        $    83,046        $    90,714
     Investments, net                                            425,103            417,994            344,239            260,834
     Mortgage-backed securities, net                              99,487            104,856             93,632            106,017
     Loans held for sale                                               0              3,364             11,496             14,443
     Loans receivable:
          One- to four-family mortgage loans                     917,374            879,479            935,064          1,021,697
          Commercial and multi-family real estate loans          164,200            160,926            165,905            162,911
          Consumer loans                                         115,875            114,206            116,658            110,014
          Allowance for loan losses                               (6,252)            (6,271)            (6,284)            (6,314)
          Other, net                                               6,533              6,251              6,079              6,887
                                                             -----------        -----------        -----------        -----------
     Loans receivable, net                                     1,197,730          1,154,591          1,217,422          1,295,195

     FHLB stock                                                   24,273             24,273             25,223             25,223
     Other intangible assets                                       1,814              2,268              3,175              3,636
     Other assets                                                 49,109             47,903             34,219             32,841
                                                             -----------        -----------        -----------        -----------
     Total assets                                            $ 1,816,413        $ 1,791,986        $ 1,812,452        $ 1,828,903
                                                             ===========        ===========        ===========        ===========

     Deposits:
          Checking and money market                          $   163,893        $   168,113        $   172,898        $   172,340
          Savings                                                406,830            388,229            355,118            347,204
          Certificates of deposit and accrued interest           558,814            550,915            566,650            586,492
                                                             -----------        -----------        -----------        -----------
     Total deposits                                            1,129,537          1,107,257          1,094,666          1,106,036

     FHLB advances                                               485,465            485,465            504,465            504,465
     Other borrowings                                             27,046             23,118             26,644             26,456
     Junior subordinated debentures                               42,026             42,015             30,005                  0
     Other liabilities                                            14,759             13,367             28,216             28,994
     Preferred securities of Trust, net                                0                  0             11,621             44,594
     Stockholders' equity                                        117,580(a)         120,764            116,835            118,358
                                                             -----------        -----------        -----------        -----------
     Total liabilities and stockholders' equity              $ 1,816,413        $ 1,791,986        $ 1,812,452        $ 1,828,903
                                                             ===========        ===========        ===========        ===========

     Book value per share  (b)                               $     17.63        $     17.74        $     17.41        $     17.36
     Tangible book value per share  (b)                      $     17.35        $     17.41        $     16.94        $     16.82

     Equity to assets                                               6.47%              6.74%              6.45%              6.47%
     Tangible equity to tangible assets                             6.38%              6.62%              6.28%              6.29%

Asset Quality Data:
     Non-performing loans                                    $     2,900        $     3,116        $     1,682        $     1,752
     Real estate owned, net                                           28                 28                 28                 28
                                                             -----------        -----------        -----------        -----------
     Total non-performing assets                             $     2,928        $     3,144        $     1,710        $     1,780
                                                             ===========        ===========        ===========        ===========

     Non-performing loans to total loans                            0.24%              0.27%              0.14%              0.13%
     Non-performing assets to total assets                          0.16%              0.18%              0.09%              0.10%
     Allowance for loan losses to non-performing loans            215.59%            201.25%            373.60%            360.39%
     Allowance for loan losses to total gross loans                 0.52%              0.54%              0.51%              0.48%

Regulatory Capital Ratios (of the Bank):
     Tangible capital ratio (requirement - 1.50%)                   8.86%              8.91%              8.73%              8.94%
     Core capital ratio (requirement - 4.00%)                       8.86%              8.91%              8.73%              8.94%
     Risk-based capital ratio (requirement - 8.00%)                17.48%             17.69%             17.21%             17.29%

(a)  Common shares outstanding as of March 31, 2004 totaled 6,703,004 shares.
(b) In accordance with SOP 93-6, the calculation of book value per share only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)

                                                           For the three months ended         For the nine months ended
                                                                     March 31,                         March 31,
                                                           ---------------------------       ---------------------------
                                                               2004             2003            2004             2003
                                                           ----------       ----------       ----------       ----------
Selected Operating Data:
   Interest and dividend income                            $   24,326       $   25,576       $   71,725       $   81,938
   Interest expense                                            14,598           14,787           44,022           48,408
                                                           ----------       ----------       ----------       ----------
        Net interest and dividend income                        9,728           10,789           27,703           33,530
   Provision for loan losses                                        0              100                0              525
                                                           ----------       ----------       ----------       ----------
   Net interest and dividend income
        after provision for loan losses                         9,728           10,689           27,703           33,005
   Non-interest income:
        Service charges                                           957            1,294            3,131            3,647
        Net gain (loss) from real estate operations                 0                1                1                3
        Net gain on sales of loans                                 57              498              754            1,292
        Other                                                     360              220            1,062              712
                                                           ----------       ----------       ----------       ----------
        Total non-interest income                               1,374            2,013            4,948            5,654
   Non-interest expenses:
        Compensation & employee benefits                        3,901            3,358           10,841           10,152
        Net occupancy expense                                     514              498            1,417            1,308
        Equipment                                                 536              544            1,520            1,571
        Advertising                                               102               36              236              154
        Amortization of intangibles                               453              465            1,362            1,407
        Federal deposit insurance premium                          41               49              126              147
        Preferred securities expense                                0            1,092                0            3,276
        Other                                                   1,090              982            3,091            2,938
                                                           ----------       ----------       ----------       ----------
        Total non-interest expenses                             6,637            7,024           18,593           20,953
                                                           ----------       ----------       ----------       ----------
   Income before income taxes                                   4,465            5,678           14,058           17,706
   Income tax expense                                           1,499            2,106            4,838            6,486
                                                           ----------       ----------       ----------       ----------
   Net income                                              $    2,966       $    3,572       $    9,220       $   11,220
                                                           ==========       ==========       ==========       ==========

   Weighted avg. no. of diluted common shares (c)           7,192,948        7,464,791        7,227,905        7,546,527
   Diluted earnings per common share (c)                   $     0.41       $     0.48       $     1.28       $     1.49

   Return on average common equity                               9.98%           11.89%           10.36%           12.51%

   Return on average assets                                      0.66%            0.79%            0.69%            0.81%

   Average earning assets                                  $1,741,017       $1,754,724       $1,724,232       $1,789,428

   Yield on average interest-earning assets                      5.59%            5.85%            5.53%            6.10%
   Cost of average interest-bearing liabilities                  3.48%            3.64%            3.51%            3.84%
                                                           ----------       ----------       ----------       ----------
   Net interest rate spread                                      2.11%            2.21%            2.02%            2.26%
                                                           ==========       ==========       ==========       ==========

   Net interest margin                                           2.24%            2.45%            2.16%            2.51%

   Non-interest exp. as a % of avg. assets                       1.47%            1.55%            1.39%            1.51%
   Efficiency ratio                                             55.70%           51.24%           52.77%           49.89%

   Loan originations and purchases:
        One- to four-family mortgage loans                 $   79,438       $  154,118       $  319,075       $  416,134
        Commercial and multi-family real estate loans          10,143            9,196           27,359           38,010
        Consumer loans                                         17,248           19,939           55,421           56,933
                                                           ----------       ----------       ----------       ----------
        Total loan originations and purchases              $  106,829       $  183,253       $  401,855       $  511,077
                                                           ==========       ==========       ==========       ==========

(c) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)

                                                                           For the three months ended
                                                        ------------------------------------------------------------------
                                                         Mar. 31,       Dec. 31,      Sep. 30,      Jun. 30,      Mar. 31,
                                                           2004           2003          2003          2003          2003
                                                        ----------    ----------    ----------    ----------    ----------
Selected Operating Data:
   Interest and dividend income                         $   24,326    $   23,658    $   23,741    $   24,433    $   25,576
   Interest expense                                         14,598        14,620        14,804        14,548        14,787
                                                        ----------    ----------    ----------    ----------    ----------
        Net interest and dividend income                     9,728         9,038         8,937         9,885        10,789
   Provision for loan losses                                     0             0             0             0           100
                                                        ----------    ----------    ----------    ----------    ----------
   Net interest and dividend income
        after provision for loan losses                      9,728         9,038         8,937         9,885        10,689
   Non-interest income:
        Service charges                                        957           871         1,303         1,585         1,294
        Net gain from real estate operations                     0             1             0             0             1
        Net gain on sales of loans                              57           363           334           571           498
        Other                                                  360           329           373           261           220
                                                        ----------    ----------    ----------    ----------    ----------
        Total non-interest income                            1,374         1,564         2,010         2,417         2,013
   Non-interest expenses:
        Compensation & employee benefits                     3,901         3,616         3,324         3,302         3,358
        Net occupancy expense                                  514           480           423           384           498
        Equipment                                              536           498           486           514           544
        Advertising                                            102            78            56            56            36
        Amortization of intangibles                            453           454           455           459           465
        Federal deposit insurance premium                       41            41            44            45            49
        Preferred securities expense                             0             0             0         2,362         1,092
        Other                                                1,090         1,090           911         1,045           982
                                                        ----------    ----------    ----------    ----------    ----------
        Total non-interest expenses                          6,637         6,257         5,699         8,167         7,024
                                                        ----------    ----------    ----------    ----------    ----------
   Income before income taxes                                4,465         4,345         5,248         4,135         5,678
   Income tax expense                                        1,499         1,464         1,875         1,621         2,106
                                                        ----------    ----------    ----------    ----------    ----------
   Net income                                           $    2,966    $    2,881    $    3,373    $    2,514    $    3,572
                                                        ==========    ==========    ==========    ==========    ==========

   Weighted avg. no. of diluted common shares (d)        7,192,948     7,243,944     7,233,777     7,290,877     7,464,791
   Diluted earnings per common share (d)                $     0.41    $     0.40    $     0.47    $     0.34    $     0.48

   Return on average common equity                            9.98%         9.65%        11.47%         8.54%        11.89%

   Return on average assets                                   0.66%         0.65%         0.76%         0.56%         0.79%

   Average earning assets                               $1,741,017    $1,715,792    $1,715,887    $1,741,302    $1,754,724

   Yield on average interest-earning assets                   5.59%         5.50%         5.51%         5.61%         5.85%
   Cost of average interest-bearing liabilities               3.48%         3.50%         3.55%         3.55%         3.64%
                                                        ----------    ----------    ----------    ----------    ----------
   Net interest rate spread                                   2.11%         2.00%         1.96%         2.06%         2.21%
                                                        ==========    ==========    ==========    ==========    ==========

   Net interest margin                                        2.24%         2.14%         2.11%         2.28%         2.45%

   Non-interest exp. as a % of avg. assets                    1.47%         1.40%         1.28%         1.81%         1.55%
   Efficiency ratio                                          55.70%        54.74%        47.90%        62.66%        51.24%

   Loan originations and purchases:
        One- to four-family mortgage loans              $   79,438    $   61,304    $  178,333    $  113,411    $  154,118
        Commercial and multi-family real estate loans       10,143         8,144         9,072        11,039         9,196
        Consumer loans                                      17,248        15,441        22,732        32,842        19,939
                                                        ----------    ----------    ----------    ----------    ----------
        Total loan originations and purchases           $  106,829    $   84,889    $  210,137    $  157,292    $  183,253
                                                        ==========    ==========    ==========    ==========    ==========

(d) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.

                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)


           CALCULATION OF NET INCOME ADJUSTED FOR NON-RECURRING CHARGE
           -----------------------------------------------------------

                                                                       For the three months ended
                                                 ------------------------------------------------------------------------
                                                   Mar. 31,      Dec. 31,        Sep. 30,       Jun. 30,        Mar. 31,
                                                     2004          2003           2003           2003            2003
                                                 -----------    -----------    -----------    -----------     -----------

Reported net income                              $     2,966    $     2,881    $     3,373    $     2,514     $     3,572

Non-recurring charges:
     Accelerated amortization on PennFed
       Capital Trust I issuance costs                      0              0              0          1,514               0
     Tax effect                                            0              0              0           (530)              0
                                                 -----------    -----------    -----------    -----------     -----------
     Non-recurring charges, net of taxes                   0              0              0            984               0

                                                 -----------    -----------    -----------    -----------     -----------
"Adjusted" net income                            $     2,966    $     2,881    $     3,373    $     3,498     $     3,572
                                                 ===========    ===========    ===========    ===========     ===========

Weighted avg. no. of diluted common shares (e)     7,192,948      7,243,944      7,233,777      7,290,877       7,464,791
Diluted earnings per common share (e)            $      0.41    $      0.40    $      0.47    $      0.48     $      0.48

Return on average common equity                         9.98%          9.65%         11.47%         11.89%          11.89%

Return on average assets                                0.66%          0.65%          0.76%          0.78%           0.79%

Non-interest exp. as a % of avg. assets                 1.47%          1.40%          1.28%          1.47%           1.55%
Efficiency ratio                                       55.70%         54.74%         47.90%         50.35%          51.24%


(e) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.